Exhibit 99.1

VWR Corporation Announces

Offering of 8,000,000 Shares by Selling Stockholder

Radnor, PA, August 9, 2016—VWR Corporation (NASDAQ: VWR) today announced the commencement of an underwritten public offering of 8,000,000 shares of its common stock by selling stockholder Varietal Distribution Holdings, LLC pursuant to a registration statement on Form S-3 filed with the Securities and Exchange Commission (the “Commission”). VWR will not receive any proceeds from this offering. The underwriter will offer the shares from time to time for sale in negotiated transactions or otherwise, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. The last reported sales price of VWR’s common stock on August 8, 2016 was $30.38 per share. In connection with the offering, the selling stockholder intends to grant the underwriter a 30-day option to purchase up to 1,200,000 additional shares.

BofA Merrill Lynch is the sole book-running manager of the offering.

An automatic shelf registration statement relating to these securities was filed with the Commission on November 10, 2015 and became effective upon filing. The offering of these securities will be made only by means of a prospectus and prospectus supplement. You may obtain these documents for free by visiting EDGAR on the Commission’s website at www.sec.gov. Alternatively, the prospectus and prospectus supplement may be obtained from: BofA Merrill Lynch, Attn: Prospectus Department, 200 North College Street, 3rd floor, Charlotte NC 28255-0001 or by email at dg.prospectus_requests@baml.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About VWR Corporation

VWR (NASDAQ: VWR), headquartered in Radnor, Pennsylvania, is the leading global independent provider of product and service solutions to laboratory and production customers. With sales in excess of $4.3 billion in 2015, VWR enables science for customers in the pharmaceutical, biotechnology, industrial, education, government and healthcare industries. With more than 160 years of experience, VWR has cultivated a value proposition delivering product choice, operational excellence and differentiated services to improve our customers’ productivity from research to production. VWR’s differentiated services provide innovative, flexible and customized solutions from scientific research services to custom-manufactured chemical blends. Our dedicated team of more than 9,300 associates is focused on supporting scientists, medical professionals and production engineers to achieve their goals.

Forward-Looking Statements

This press release contains forward-looking statements with respect to the public offering, which are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these statements. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. These statements are based on certain assumptions that VWR and its management have made in light of perceptions of expected future developments and other factors VWR and its management believe are appropriate in these circumstances. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results. Many factors could affect VWR’s actual performance and results and could cause actual results to differ materially from those expressed in the forward-looking statements, including, among others, risks and uncertainties related to the capital markets. All forward-looking statements attributable to VWR or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and VWR undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contact

Valerie Collado

Director, Corporate Communications

VWR Corporation

Phone: 484.885.9338

valerie_collado@vwr.com

Investor Contact

John Sweeney, CFA

VP, Investor Relations

VWR Corporation

Phone: 610.386.1483

ir@vwr.com